EX-99.906CERT

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to the report on Form N-CSR filed for Century Capital Management Trust (the “Trust”) for the semi-annual period ended April 30, 2015 (the “Report”), the undersigned hereby certify, to the best of their knowledge, to the following:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	July 7, 2015

/s/ Alexander L. Thorndike
Alexander L. Thorndike
Principal Executive Officer

/s/ Julie Smith
Julie Smith
Principal Financial Officer